UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2019

NOVA LIFESTYLE, INC.

(Exact name of registrant as specified in its charter)

Nevada	011-36259	90-0746568
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6565 E. Washington Blvd., Commerce, CA	90040
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (323) 888-9999

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On March 29, 2019, Nova Lifestyle, Inc. (the “Company”) issued a press release titled, “Special Procedures Performed by Nova LifeStyle, Inc.’s Auditor Reveal No Evidence of Fictitious Sales or Customers, and Definitively Disprove the Malicious Assertions Set Forth in Andri Capital’s Self-Styled Research Report Dated December 21, 2018”, a copy of which is attached hereto as Exhibit 99.1.

The information in this Current Report and in the exhibit attached hereto shall not be deemed “filed” for purposes of Section 19 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as otherwise expressly stated in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Title or Description

99.1	Press Release, dated March 29, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOVA LIFESTYLE, INC.

Date: March 29, 2019	By:	/s/ Thanh H. Lam
Thanh H. Lam
	Its:	Chairperson, President and Chief Executive Officer